Contingencies and guarantees	12 Months Ended
Dec. 31, 2022
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Contingencies and guarantees
30. Contingencies and guarantees
2022 criminal unauthorised access to technology systems
On 6 September 2022, the Group announced that parts of the Group’s technology systems had been subject to unauthorised activity causing disruption to IHG’s booking channels and other applications. No evidence of unauthorised access to systems storing guest data was identified and precautionary regulatory notifications were filed and have been closed.
A class action has been filed, although alleged damages have not been specified. Given the uncertainty around the timing of the legal process and the quantum of any damages, it is not practicable to make a reliable estimate of the possible financial effect of any claims on the Group at this time.
The Group holds third-party insurance policies in respect of cyber risks and reinsures $5m through the Captive. This is fully provided for in the Group’s insurance reserves (see note 20). It is expected that any payment of claims above the Captive’s exposure will be recoverable under insurance policies, subject to specific agreement with the insurance providers.
Litigation
From time to time, the Group is subject to legal proceedings the ultimate outcome of each being always subject to many uncertainties inherent in litigation. These legal claims and proceedings are in various stages and include disputes related to specific hotels where the potential materiality is not yet known; such proceedings, either individually or in the aggregate, have not in the recent past and are not likely to have a material effect on the Group’s financial position or profitability. In 2022, in the EMEAA region, one such dispute has been found in the Group’s favour with no liability arising; a provision has been recorded against a further matter in the EMEAA region which includes a number of uncertainties (see note 6). Other contingent liabilities previously reported have been resolved or are considered remote.
The Group has also given warranties in respect of the disposal of certain of its former subsidiaries. It is the view of the Directors that, other than to the extent that liabilities have been provided for in these Group Financial Statements (see note 20), it is not possible to quantify any loss to which these proceedings or claims under these warranties may give rise, however, as at the date of reporting, the Group does not believe that the outcome of these matters will have a material effect on the Group’s financial position.
Third-party bank loans
At 31 December 2022, there were guarantees of up to $50m in place (2021: $69m). The likelihood of a payment under any of the guarantees is currently considered to be not probable. The largest guarantee is $21m and the underlying loan matures in 2029. Should the Group fund any amount under the guarantee, there is a cross-indemnity that the Group would seek to pursue for the other parties’ share.
Other
At 31 December 2022, the Group had outstanding letters of credit of $55m (2021: $45m) mainly relating to the Group’s Captive. The letters of credit do not have set expiry dates, but are reviewed and amended as required.
In 2020, the Group made business insurance claims in relation to a small number of owned, leased and managed properties relating to the impact of
Covid-19.
These claims are ongoing and although $6m has been recognised in other operating income in the current year, it is not currently possible to determine the final amounts which may ultimately be recovered.